STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (USD $)	Common Stock shares	Common Stock amount	Additional Paid-in Capital	Accumulated Deficit USD ($)	Total USD ($)
Balance, at Mar. 14, 2014	0
Founder shares	100
Shares of common stock issued for cash	19,000,000	19,000	76,000		95,000
Repurchase and cancellation of founder shares	(100)
Net loss				$ (68,135)	$ (68,135)
Balance, at Sep. 30, 2014	19,000,000	19,000	76,000	(68,135)	26,865